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                                                                    Exhibit 10.2

                   AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT

         Amendment No.1, dated as of March 14, 2001 (this "Amendment") to the Share Exchange Agreement, dated as of February 15, 2001 (the "Agreement"), by and among HealthStar Corp., a Delaware corporation ("HealthStar"), and Salesmation.com, Inc., a Delaware corporation ("Salesmation"), M2(M-squared) Limited, Inc., a Maryland corporation ("M2"), and each of Michael R. Pellet, the President and Chief Executive Officer of M2, Mercedes M. Pellet, the Chief Operating Officer of M2, and Andre-Paul Pellet, Senior Vice President of M2 (collectively, the "Key Individuals" and individually, a "Key Individual"). Each of HealthStar, Salesmation, M2 and each of the Key Individuals is deemed a "party" to this Agreement and hereinafter may collectively be referred to as the "parties."

                                    RECITALS

         WHEREAS, the Agreement provides for HealthStar to issue four million (4,000,000) shares of common stock of HealthStar, par value $.00l per share (the "HealthStar Acquisition Shares") to Salesmation in exchange for all of the Sixty Six Thousand Two Hundred (66,200) issued and outstanding shares of capital stock, par value $1.00 per share, of M2 (the "M2 Shares"), upon the terms and subject to the conditions set forth in the Agreement;

         WHEREAS, the parties wish to make certain amendments to the Agreement as specifically provided herein.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements as set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. INCORPORATION. The recitals set forth above are incorporated herein as though more fully set forth. And, unless otherwise provided, all defined terms shall have the meaning ascribed in the Agreement.

2. SECTION 1.2. Section 1.2 of the Agreement shall be amended to read in its entirety as follows:

         "SECTION 1.2 EXCHANGE OF CERTIFICATES; ESCROW DEPOSIT

         (a) ISSUANCE AND EXCHANGE OF HEALTHSTAR ACQUISITION SHARES. On the Closing Date (as hereinafter defined) and subject to the terms and conditions set forth in the Agreement, in consideration of the sale, assignment, transfer and delivery of the M2 Shares, HealthStar shall issue and deliver to Salesmation the HealthStar Acquisition Shares represented by: (i) a certificate evidencing 2,500,000 HealthStar Shares (the "Salesmation Certificate"); and (ii) a certificate evidencing 1,500,000 HealthStar Shares (the "Escrow Shares Certificate"). In order that the Transaction qualifies as a reorganization under
Section 368(a)(1)(B) of the Code, the consideration paid by HealthStar shall consist solely of the HealthStar Acquisition Shares (which are voting common stock) and no other consideration shall be paid by HealthStar.

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         (b) ESCROW AGREEMENT AND ESCROW DEPOSIT. On the Closing Date,
HealthStar shall deposit with an escrow agent, mutually agreed to by the parties (the "Escrow Agent"), the Escrow Shares Certificate registered in the name of Salesmation. Such Escrow Shares Certificate shall be held in accordance with the provisions of the escrow agreement to be dated as of the Closing Date between HealthStar, Salesmation and the Escrow Agent (the "Escrow Agreement")."

3. SECTION 1.3(b). Section 1.3(b) of the Agreement shall be amended to read in its entirety as follows:

         "(b) CLOSING DELIVERIES BY HEALTHSTAR. At the Closing, HealthStar shall deliver to: (i) Salesmation, the Salesmation Certificate, (ii) the Escrow Agent, the Escrow Shares Certificate and (iii) all other previously undelivered documents required to be delivered by HealthStar to Salesmation, M2 and the Key Individuals at or prior to the Closing Date in connection with the Transaction contemplated hereby including those documents required to be delivered by
Article VIII hereof."

4. SECTION 1.3(c). Section 1.3(c) of the Agreement shall be amended to read in its entirety as follows:

         "(c) DIRECTORS OF HEALTHSTAR ON AND AFTER THE CLOSING DATE. Edward M. Chism, who shall remain Chairman of HealthStar's board of directors, Dr. Michael
D. Flax, David J. Lewis and Isidor Buholzer, Jr., currently serving as directors of HealthStar immediately prior to the Closing Date, shall continue to serve on HealthStar's board of directors. In addition, HealthStar's board of directors shall be expanded to include Michael R. Pellet and Andre-Paul Pellet. Each director shall hold office, subject to the applicable provisions of HealthStar's certificate of incorporation and bylaws, until the next annual stockholder's meeting of HealthStar and until their respective successors shall be duly elected or appointed and qualified."

5. ARTICLE I. Article I of the Agreement shall be amended to add Sections 1.4,
1.5 and 1.6 as follows:

         "SECTION 1.4  ACHIEVEMENT OF FINANCIAL TARGETS; RELEASE OF ESCROW.

         (a) As soon as practicable following September 30, 2001, M2 shall prepare in accordance with GAAP financial statements (the "Mid-Year Statement") which shall fairly present the financial condition and results of operations of M2 for the period commencing on April 1, 2001 and ending on September 30, 2001.

         (b) M2 MID-YEAR FINANCIAL TARGETS. If the Mid-Year Statement, as approved by HealthStar, evidences Sales (as calculated in accordance with GAAP) and EBITDA in the amount equal to or greater than both $2,000,000 and $88,000, respectively (the "Mid-Year Targets"), then HealthStar shall immediately cause the Escrow Agent to deliver to Salesmation the Escrow Shares Certificate with an instruction to the Transfer Agent that upon the request of the holder it may remove that portion of the legend as it relates to the forfeiture. If, however, M2 fails to meet the Mid-Year Targets then Salesmation shall not be entitled to receive the Escrow Shares Certificate

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which shall continue to be held by the Escrow Agent until the delivery of the
First Anniversary Statement, as defined below.

         SECTION 1.5 TWELVE-MONTH FINANCIAL TARGETS; RELEASE OF ESCROW.


         (a) As soon as practicable following March 31, 2002 (the "First Anniversary"), M2 shall prepare in accordance with GAAP financial statements (the "First Anniversary Statement") which shall fairly present the financial condition and results of operations of M2 for the period commencing on April 1, 2001 and ending on the First Anniversary and shall deliver a copy thereof to HealthStar.

         (b) M2 FIRST ANNIVERSARY FINANCIAL TARGETS. If the First Anniversary Statement, as approved by HealthStar, evidences Sales and EBITDA in an amount equal to or greater than both $4,500,000 and $277,000, respectively (the "First Anniversary Targets") then HealthStar shall immediately cause the Escrow Agent to deliver to Salesmation the Escrow Shares Certificate with an instruction to the Transfer Agent that upon the request of the holder that it may remove that portion of the legend as it relates to forfeiture.

         SECTION 1.6 FAILURE TO MEET FINANCIAL TARGETS. If M2 fails to meet both the Mid-Year Financial Targets and the First Anniversary Financial Targets, then Salesmation shall not be entitled to receive that portion the HealthStar Acquisition Shares evidenced by the Escrow Shares Certificate. And thereafter, the Escrow Agent shall immediately cause such disposition of the Escrow Shares Certificate to HealthStar for its cancellation without any further act or writing being required."


6. SECTION 2.27(f). Section 2.27(f) of the Agreement shall be amended to read in its entirety as follows:

(i)      The Salesmation Certificate shall include the legend set forth below:

                  "THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE DIRECTLY OR INDIRECTLY SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED OR PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A)(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR (ii) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND (B) UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH SALE IS IN


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                  COMPLIANCE WITH THE SECURITIES ACT AND, SUCH STATE LAWS.

                  THESE SECURITIES ARE ALSO SUBJECT TO A LOCK-UP FOR ONE YEAR FROM THE DATE HEREOF AS WELL AS AN ASSIGNMENT OF VOTING RIGHTS, AS SET FORTH IN A SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2001, AS AMENDED, A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST.

                  (ii) The Escrow Shares Certificate shall include the legend set forth below:

                  "THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE DIRECTLY OR INDIRECTLY SOLD OR OFFERED FOR SALE OR OTHERWISE HYPOTHECATED OR DISTRIBUTED OR PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A)(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR (ii) PURSUANT TO A VALID EXEMPTION FROM SUCH REGISTRATION UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND (B) UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION SHALL BE SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH SALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH STATE LAWS."

                  THESE SECURITIES ARE ALSO SUBJECT TO LOCK-UP FOR ONE YEAR FROM THE DATE HEREOF, AND AN ASSIGNMENT OF VOTING RIGHTS, ALL AS SET FORTH IN A SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2001, AS AMENDED, A COPY OF WHICH IS AVAILABLE FROM THE ISSUER UPON REQUEST.

                  ADDITIONALLY, THESE SECURITIES ARE SUBJECT TO THE POSSIBILITY OF FORFEITURE AS SET FORTH IN A SHARE EXCHANGE AGREEMENT DATED FEBRUARY 15, 2001, AS AMENDED, A COPY OF WHICH IS AVAILABLE FROM ISSUER UPON REQUEST.

                  (iii) Any legend imposed or required by HealthStar's
                        certificate of incorporation or bylaws or applicable state securities laws.

                 (iv) Salesmation understands, acknowledges and agrees that HealthStar will make, or cause to be made, a notation in its stock registry with respect to the restrictions on the offer and sale of the Salesmation Certificate, the Escrow Shares Certificate and any and all HealthStar Acquisition Shares underlying


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                        such certificates received, held and owned by
                        Salesmation pursuant to the terms of this Agreement. Salesmation acknowledges and agrees that HealthStar may deliver stop transfer instructions to its transfer agent and impose stop transfer restrictions on the Salesmation Certificate, the Escrow Shares Certificate or on any HealthStar Acquisition Shares received, held and owned by Salesmation pursuant to the terms of this Agreement.

7. SECTION 2.27(h) AND (i). Section 2.27 of the Agreement shall be amended and Subsections 2.27(h) and 2.27(i) added as follows:

         "(h) LOCK-UP. Salesmation hereby agrees that for a period of one (1) year after the Closing Date (the "Lock-up"), it will not directly or indirectly:

                  (i) offer, sell, transfer, pledge, hypothecate, contract to sell, sell any option or contract for the sale or purchase of, or

                  (ii) lend, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of, or otherwise dispose of,

the HealthStar Acquisition Shares. Salesmation acknowledges and agrees that HealthStar may deliver stop transfer instructions to its transfer agent and impose stop transfer restrictions on the Salesmation Certificate, the Escrow Shares Certificate or on any HealthStar Acquisition Shares received, held and owned by Salesmation pursuant to the terms of this Agreement. The Lock-up provisions of this Section 2.27(h) shall terminate and be of no further force or effect upon the expiration of the Lock-up period or otherwise pursuant to the terms of this Agreement.

         (i) VOTING. Salesmation acknowledges and agrees that the board of directors of HealthStar shall be vested with all of the rights to vote, either in person or by proxy, the HealthStar Acquisitions Shares to the maximum extent permitted by law, at every meeting of the stockholders of HealthStar called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of HealthStar and for any and all purposes. Concurrently with the execution of this Amendment, Salesmation agrees to deliver to the board of directors of HealthStar an irrevocable proxy with respect to the Salesmation Certificate and the Escrow Share Certificate, to the extent permitted by law. The voting provisions of this Section 2.27(i) shall be in effect so long as Salesmation holds the HealthStar Acquisition Shares. The restrictions of this
Section 2.27(i) shall terminate upon a proper transfer by Salesmation of the HealthStar Acquisition Shares, in whole or in part. And, any such transferee shall be entitled to the issuance of a new certificate for such shares free of such legended restriction."

8. ARTICLE VIII. (a) Section 8.2(e) of the Agreement shall be deleted in its entirety and the following sentence is hereby added.

                  "(e) On or simultaneous with closing, M2 shall have paid all federal, Maryland and any other state withholding taxes (including interest penalties with respect thereto) for all quarters ending on or before the Closing Date, except for those amounts provided for under Schedule 2.14."


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         (b) Section 8.2(g) of the Agreement shall be deleted in its entirety and the following sentence is hereby added.

                  "(g) There shall be no outstanding loans or bank loans to or on behalf of M2, except for the obligation owing to Potomac Valley Bank in the amount as set forth in Schedule 2.7."

         (c) Section 8.2(l) of the Agreement shall be amended to read in its entirety as follows:

                  "(l) M2 shall have net working capital as of February 28, 2001 of Closing of $35,000. For purposes of this Section 8.2(l), net working capital (excluding (i) those amounts scheduled in Schedule 2.14 and (ii) all outstanding amounts owing to Potomac Valley Bank as set forth in Schedule 2.7) shall be defined as current assets minus current liabilities."

9. ENTIRE AGREEMENT Except as expressly amended or modified by the terms of this Amendment, the Agreement shall remain unmodified and in full force and effect.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, or have caused this Amendment to be duly executed with legal and binding effect by their respective authorized officers, in their individual capacity, as of the date first written above.


                               HEALTHSTAR CORP.,
                               a Delaware corporation


                               By:   /s/ Edward M. Chism
                                  ----------------------------------------------
                                  Name:     Edward M. Chism
                                  Title:    President


                               SALESMATION.COM, INC.,
                               a Delaware corporation


                               By:     /s/ Brendon Kensel
                                  ----------------------------------------------
                                  Name:     Brendon Kensel
                                  Title:    President


                               M2 LIMITED, INC.,
                               a Maryland corporation



                               By:   /s/ Brendon Kensel
                                  ----------------------------------------------
                                  Name:     Brendon Kensel
                                  Title:    President
                                            Salesmation.com, Inc.
                                            Sole Shareholder of M2 Limited, Inc.


                               KEY INDIVIDUALS OF M2 LIMITED, INC.



                               By:       /s/  Michael R. Pellet
                                  ----------------------------------------------
                                  Name:   Michael R. Pellet
                                  Title:  President and Chief Executive Officer
                                          of M2 Limited, Inc.


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                               By:       /s/ Mercedes M. Pellet
                                  ----------------------------------------------
                                  Name:     Mercedes M. Pellet
                                  Title:    Chief Financial Officer of
                                            M2 Limtied, Inc.


                               By:       /s/  Andre-Paul Pellet
                                  ----------------------------------------------
                                  Name:     Andre-Paul Pellet
                                  Title:    Senior Vice President of M2 Limited,
                                            Inc.



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